UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 6, 2024
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NETFLIX, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Albright Way, Los Gatos, California		95032
(Address of principal executive offices)		(Zip Code)

(408) 540-3700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NFLX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 6, 2024, Netflix, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). As of April 8, 2024, the Company’s record date, there were a total of 430,901,161 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 372,374,851 shares of common stock were represented in person or by proxy and, therefore, a quorum was present. For more information about the following proposals, see the Company’s definitive proxy statement, dated April 18, 2024.
The number of votes cast for and against, and the number of abstentions and broker non-votes, as applicable, with respect to each matter voted upon are set forth below.

1. The following individuals were elected at the Annual Meeting to serve until the 2025 annual meeting of stockholders, by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard Barton	256,188,127	78,599,064	422,664	37,164,996
Mathias Döpfner	327,724,886	7,037,750	447,219	37,164,996
Reed Hastings	324,125,103	10,522,870	561,882	37,164,996
Jay Hoag	306,053,079	28,371,235	785,541	37,164,996
Greg Peters	329,022,950	5,751,161	435,744	37,164,996
Ambassador Susan Rice	332,153,588	2,671,702	384,565	37,164,996
Ted Sarandos	328,399,572	6,412,404	397,879	37,164,996
Brad Smith	324,223,204	10,552,956	433,695	37,164,996
Anne Sweeney	324,137,862	10,668,083	403,910	37,164,996

2. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was approved by the following votes:

For	Against	Abstain
357,945,970	13,968,885	459,996

3. The proposal to approve the Company's named executive officer compensation on a non-binding advisory basis was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
275,463,536	58,729,639	1,016,680	37,164,996

4. The non-binding stockholder proposal entitled, “Report on Netflix’s Use of Artificial Intelligence,” was not approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
144,328,782	189,038,209	1,842,864	37,164,996

5. The non-binding stockholder proposal entitled, “Corporate Financial Sustainability Proposal,” was not approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
1,364,856	331,950,003	1,894,996	37,164,996

6. The non-binding stockholder proposal entitled, “Director Election Resignation Bylaw Proposal” was not approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
54,739,875	279,374,520	1,095,460	37,164,996
7. The non-binding stockholder proposal entitled, “Amendments to the Code of Ethics and report on the board members’ compliance with the amended code,” was not approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
18,615,502	314,590,396	2,003,957	37,164,996
8. The non-binding stockholder proposal entitled, “Special Shareholder Meeting Improvement,” was not approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
152,963,457	181,512,647	733,751	37,164,996

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.
Date:	June 7, 2024
/s/ David Hyman
David Hyman
Chief Legal Officer and Secretary